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                                                                    EXHIBIT 10.6

                              SOLECTRON CORPORATION

                                 2002 STOCK PLAN

                         NOTICE OF GRANT OF STOCK OPTION

      Unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Notice of Grant.

      NAME:

      ADDRESS:

      You have been granted the right to purchase Common Stock of the Company, subject to the Company's Reacquisition Right (as described in the attached Restricted Stock Agreement), as follows:

      Grant Number                       ____________________________________

      Date of Grant                      ____________________________________

      Price Per Share                    ____________________________________

      Total Number of Shares Subject     ____________________________________
      to Option

      Expiration Date:                   ____________________________________

      YOU MUST PURCHASE THE SHARES BEFORE THE EXPIRATION DATE OR THE OPTION WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 2002 Stock Plan and the Restricted Stock Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Agreement as a condition to purchasing any Shares under this Option.

GRANTEE:                                 SOLECTRON CORPORATION

________________________________         _____________________________________
Signature                                By

________________________________         _____________________________________
Print Name                               Title

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                                   EXHIBIT A-1

                              SOLECTRON CORPORATION

                                 2002 STOCK PLAN

                           RESTRICTED STOCK AGREEMENT

      Unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Restricted Stock Agreement.

      WHEREAS, the individual named in the Notice of Grant, (the "Purchaser") is a Service Provider, and the Purchaser's continued participation in the affairs of the Company is considered by the Company to be important for the Company's continued growth; and

      WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to continue to participate in the affairs of the Company, the Administrator has granted to the Purchaser an Option subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Agreement (the "Agreement").

      NOW THEREFORE, the parties agree as follows:

      1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase the number of shares of the Company's Common Stock (the "Restricted Stock"), at the per Share purchase price and as otherwise described in the Notice of Grant.

      2. Payment of Purchase Price. The purchase price for the Restricted Stock may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

      3. Reacquisition Right.

            (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or Disability) before all of the Shares of Restricted Stock are released from the Company's Reacquisition Right (see
Section 4), all such Shares will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company (the "Reacquisition Right"). The Purchaser will not be entitled to a refund of the price paid for any Shares of Restricted Stock returned to the Company pursuant to this Section 3. Upon such termination, the Company will become the legal and beneficial owner of the Shares of Restricted Stock being forfeited and reacquired by the Company and all rights and interests therein or relating thereto, and the Company will have the right to retain and transfer to its own name the number of Shares of Restricted Stock being reacquired by the Company.

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      4. Release of Shares From Reacquisition Right.

            (a) Vesting Schedule.

                  (i) One hundred percent (100%) of the Shares of Restricted Stock will be released from the Company's Reacquisition Right on __________, 20__ (the "Cliff Vesting Date"), provided that the Purchaser continues to be a Service Provider through such date.

                  (ii) Notwithstanding the vesting provisions of Section 4(a)(i), __% of the Shares of Restricted Stock (the "First Block of Shares") will immediately vest prior to the Cliff Vesting Date if during any rolling ninety calendar day period following the Date of Grant the average Fair Market Value of the Common Stock equals or exceeds $____ per share of Common Stock (the "First Block Average Fair Market Threshold"), subject to the Purchaser having been a Service Provider continuously from the Date of Grant until the last day of such rolling ninety calendar day period.

                  (iii) Notwithstanding the vesting provisions of Section 4(a)(i), ___% of the Shares (the "Second Block of Shares") will immediately vest prior to the Cliff Vesting Date if during any rolling ninety calendar day period following the Date of Grant the average Fair Market Value of the Common Stock equals or exceeds $____ per share of Common Stock (the "Second Block Average Fair Market Threshold"), subject to the Purchaser having been a Service Provider continuously from the Date of Grant until the last day of such rolling ninety calendar day period; provided, however, that the Second Block of Shares will not vest until at least two years have elapsed since the First Block of Shares have vested pursuant to Section 4(a)(ii) or until the requirements of Section 4(a)(i) have been satisfied. For avoidance of doubt, the rolling ninety calendar day period for determining whether the Second Block Average Fair Market Threshold has been met may be the same as or overlap with the rolling ninety calendar day period for determining whether the First Block Average Fair Market Threshold has been met.

            (b) Any of the Shares that have not yet been released from the Reacquisition Right are referred to herein as "Unreleased Shares."

      5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company contemplated by this Agreement, none of the Shares or any beneficial interest therein will be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Reacquisition Right in accordance with the provisions of this Agreement. Any distribution or delivery to be made to the Purchaser under this Agreement will, if the Purchaser is then deceased, be made to the Purchaser's designated beneficiary, or if no beneficiary survives the Purchaser, to the administrator or executor of the Purchaser's estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

      6. Escrow of Shares.

            (a) All Shares of Restricted Stock will, upon execution of this Agreement, be delivered and deposited with an escrow holder designated by the Company (the "Escrow Holder"). The Shares of Restricted Stock and stock assignment will be held by the Escrow Holder until such time as the Company's Reacquisition Right expires or the date the Purchaser ceases to be a Service Provider.

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            (b) The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

            (c) Upon the Purchaser's termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the Unreleased Shares to the Company. The Purchaser hereby appoints the Escrow Holder with full power of substitution, as the Purchaser's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Purchaser to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unreleased Shares to the Company upon such termination.

            (d) When a portion of the Shares has been released from the Reacquisition Right, upon request, the Escrow Holder will take all steps necessary to accomplish the transfer of the Unreleased Shares to the Purchaser.

            (e) Subject to the terms hereof, the Purchaser will have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

            (f) In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change the Purchaser will in his capacity as owner of Unreleased Shares that have been awarded to him be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. If the Purchaser receives rights or warrants with respect to any Unreleased Shares, such rights or warrants may be held or exercised by the Purchaser, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

            (g) The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement.

      7. Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 6, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Purchaser with respect to the payment of income and employment taxes which the Company determines must be withheld with respect to such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Purchaser to satisfy such tax withholding obligation, in whole or in part by

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(a) electing to have the Company withhold otherwise deliverable Shares, or (b)
delivering to the Company already vested and owned Shares having a Fair Market Value equal to the minimum amount required to be withheld.

      8. General Provisions.

            (a) This Agreement will be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail. Unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Agreement.

            (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement will be in writing and will be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

                  Any notice to the Escrow Holder will be sent to the Company's address with a copy to the other party hereto.

            (c) The rights of the Company under this Agreement will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

            (d) Either party's failure to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and will not constitute a waiver of either party's right to assert any other legal remedy available to it.

            (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

            (f) Purchaser acknowledges and agrees that the vesting of Shares of Restricted Stock pursuant to Section 4 hereof is earned only by continuing as a Service Provider at the will of the Company (and not through the act of being hired or purchasing Shares hereunder). Purchaser further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and will not interfere with the Purchaser's right or the Company's right to terminate the Purchaser's relationship as a Service Provider at any time, with or without cause.

      By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands

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all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

PURCHASER:                                  SOLECTRON CORPORATION

___________________________________         __________________________________
Signature                                   By

___________________________________         __________________________________
Print Name                                  Title

Date: ___________, 20___                    Date: ______________, 20___

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